EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Tabatha I, Inc. (the “Company”) on Form 10-KSB for the year ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Leonard Ivins, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

_/s/ J. Leonard Ivins________________
J. Leonard Ivins,
Principal Executive Officer and
Principal Financial and Accounting Officer
June 29, 2005

A signed original of this written statement required by Section 906 has been provided to Tabatha I, Inc. and will be retained by Tabatha I, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.